Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Millennium Biotechnologies Group, Inc. (the "Company") on Form 10-QSB for the quarter ended September 30, 2002, filed with the Securities and Exchange Commission (the "Report"), I, Jerry E. Swon, President and Chief Executive Officer and I, Frank Guarino, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated result of operations of the Company for the periods presented.

Dated:  November 14, 2002

                                                      /s/ Jerry E. Swon
                                               ---------------------------------
                                               Jerry E. Swon
                                               President and
                                               Chief Executive Officer